UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule § 240.14a-12

MAJESCO ENTERTAINMENT COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 28, 2012

Dear Stockholder,

You are cordially invited to attend the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Majesco Entertainment Company to be held at 9:30 a.m. (local time) on April 18, 2012, at our offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837. The attached notice of Annual Meeting and proxy statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your shares.

The principal business of the meeting will be (i) to elect two Class I members to our Board of Directors, (ii) to approve a proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the aggregate number of shares available for issuance under this plan, (iii) to advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay), (iv) to advise us as to whether you prefer a vote to advise us on the compensation of our named executive officers every year, every two years or every three years (Say-on-Pay Frequency), (v) to ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2012, and (vi) to transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

Sincerely,

/s/ JESSE SUTTON
Jesse Sutton
Chief Executive Officer

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY PROMPTLY.

MAJESCO ENTERTAINMENT COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held April 18, 2012

To the Stockholders of Majesco Entertainment Company:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Majesco Entertainment Company, a Delaware corporation (the “Company”), will be held at 9:30 a.m. (local time) on April 18, 2012, at the Company’s offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837, for the purpose of considering and taking action on the following proposals:

1. To elect two Class I members to our Board of Directors;

2. To approve a proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the number of shares available for issuance thereunder in the amount of 3,800,000 shares;

3. To advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay);

4. To advise us as to whether you prefer a vote to advise us on the compensation of our named executive officers every year, every two years or every three years (Say-on-Pay Frequency);

5. To ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2012; and

6. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The foregoing business items are more fully described in the following pages, which are made part of this notice.

WHO MAY VOTE:

You may vote if you were the record owner of the Company’s stock at the close of business on February 23, 2012. The Board of Directors of the Company has fixed the close of business on February 23, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary of the Company at the above address.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Adam Sultan
Adam Sultan
Secretary

February 28, 2012

i

MAJESCO ENTERTAINMENT COMPANY

160 Raritan Center Parkway, Suite 1

Edison, New Jersey 08837

(732) 225-8910

PROXY STATEMENT

FOR MAJESCO ENTERTAINMENT COMPANY

2012 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 18, 2012

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying notice of the 2012 Annual Meeting of stockholders, contains information about the 2012 Annual Meeting of Stockholders of Majesco Entertainment Company, including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 9:30 a.m. (local time) on April 18, 2012, at our offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837.

In this proxy statement, we refer to Majesco Entertainment Company as “Majesco,” the “Company,” “we,” “us” or “our.”

Why Did You Send Me This Proxy Statement?

We sent you this proxy statement in connection with the solicitation by the Board of Directors (referred to herein as the “Board of Directors” or the “Board”) of the Company of proxies, in the accompanying form, to be used at the Annual Meeting to be held at 9:30 a.m. (local time) on April 18, 2012, at our offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837, and any adjournments thereof. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 18, 2012: The proxy statement and annual report to security holders are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=13856.

This proxy statement, the accompanying proxy and, though not part of this proxy statement, our 2011 Annual Report, which includes our financial statements for the fiscal year ended October 31, 2011, are being mailed on or about February 28, 2012 to all stockholders entitled to notice of and to vote at the meeting. You can also find a copy of our 2011 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the “Investor Relations” section of our website at www.majescoentertainment.com.

Who Can Vote?

Only stockholders who owned Majesco common stock at the close of business on February 23, 2012, are entitled to vote at the Annual Meeting. On that record date, there were 41,353,172 shares of Majesco common stock outstanding and entitled to vote. Majesco common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

Each share of Majesco common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against all, some or none of the nominees for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates, you may vote:

•

By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•

In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

How Does The Board Recommend That I Vote On The Proposals?

The Board recommends that you vote as follows:

•	“ FOR” the election of the Board nominees for Class I directors set forth on the proxy card included in this proxy statement;

•

“FOR” the proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the number of shares available for issuance thereunder in the amount of 3,800,000 shares;

•	“FOR” the compensation of our named executive officers as set forth in this proxy statement;

•	“FOR” a frequency of voting every year on the compensation of our named executive officers; and

•	“FOR” ratification of the selection of EisnerAmper LLP as our independent public accountant for our fiscal year ending October 31, 2012.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

•	if your shares are registered in your name, notifying Majesco’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 5, the ratification of our independent public accountant, but does not have authority to vote your unvoted shares for Proposal 1, the election of nominees to the Board, Proposal 2, the amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan, Proposal 3, the advisory vote on compensation of our named executive officers, or Proposal 4, the advisory vote on frequency of voting on the compensation of our named executive officers. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.”

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Class I Directors	The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan

The affirmative vote of a majority of the votes cast for this proposal is required to approve the proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal, therefore, any shares not voted by a customer will be treated as a broker non-vote, and such broker non-votes will have no effect on the results of this vote.

Proposal 3: Advisory Vote on Compensation of Our Named Executive Officers	The advisory vote on the compensation of our named executive officers will be approved if the votes cast in favor of the proposal exceeds the votes cast against the proposal. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, our Compensation Committee and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for named executive officers.

Proposal 4: Advisory Vote on Frequency of Voting on Compensation of Our Named Executive Officers	The frequency (one year, two years or three years) that receives the highest number of votes cast by the stockholders will be deemed the frequency for the advisory Say-on-Pay vote preferred by the stockholders. The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board. Abstentions and broker non-votes will have no effect on the results of this vote. While the results of this advisory vote are non-binding, the Board values the opinions of our stockholders and will review and consider the outcome of the vote, along with other relevant factors, in evaluating the frequency of future advisory votes on executive compensation.

Proposal 5: Ratify the Appointment of EisnerAmper LLP as Our Independent Public Accountant for the Fiscal Year Ending October 31, 2012	The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of our independent public accountant. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent accountant. However, if our stockholders do not ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2012, the Audit Committee of the Board may reconsider its appointment.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission, or SEC, previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

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Stockholders whose shares are registered in their own name should contact our transfer agent, American Stock Transfer & Trust Company, and inform them of their request by calling them at 1-800-937-5449 or writing them at 59 Maiden Lane, Plaza Level, New York, New York 10038.

•

Stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is based upon 41,353,172 shares of common stock outstanding as of February 23, 2012, and sets forth, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of: (i) each current member of the Board, (ii) our Chief Executive Officer and other executive officers named in the Summary Compensation Table, (iii) all of our current directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities. Except as otherwise indicated, addresses are c/o Majesco Entertainment Company, 160 Raritan Center Parkway, Suite 1, Edison, NJ 08837.

Common Stock	Number of Shares Beneficially Owned		Voting Power
Jesse Sutton	823,886	(1)	1.99%
Michael Vesey	235,810	(2)	*
Allan I. Grafman	349,368	(3)	*
Louis Lipschitz	315,118	(4)	*
Laurence Aronson	237,882	(5)	*
Stephen Wilson	247,096	(6)	*
Keith McCurdy	77,472	(7)	*
Current Executive Officers and Directors as a Group	2,286,632	(8)	5.44%

*	Represents beneficial ownership of less than 1% of the shares of common stock.
(1)	Includes 90,000 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(2)	Includes 15,000 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(3)	Includes 218,237 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(4)	Includes 146,452 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(5)	Includes 81,558 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(6)	Includes 97,418 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(7)	Includes 33,552 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(8)	Includes 682,217 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Below is information about our current directors. We have a staggered board of directors comprised of three classes and each director serves until the annual meeting associated with their class. The Class I board members are Jesse Sutton and Louis Lipschitz, who are up for re-election at this year’s annual meeting, and if elected will serve until our annual meeting in 2015. The Class II board members are Laurence Aronson and Keith McCurdy, who will serve until our annual meeting in 2013. The Class III board members are Allan I. Grafman and Stephen Wilson, who will serve until our annual meeting in 2014. The Board has reviewed the materiality of any relationship that each of our directors has with Majesco, either directly or indirectly. Based upon this review, the Board has determined that the following members of the Board are “independent directors” as defined by the rules of the Nasdaq Stock Market: Laurence Aronson, Allan I. Grafman, Louis Lipschitz, Keith McCurdy, and Stephen Wilson.

Class I

Name	Age	Position
Jesse Sutton	42	Chief Executive Officer and Director
Louis Lipschitz	66	Director

Class II

Name	Age	Position
Laurence Aronson	55	Director
Keith McCurdy	51	Director

Class III

Name	Age	Position
Allan I. Grafman	58	Chairman
Stephen Wilson	65	Director

JESSE SUTTON. Mr. Sutton is currently our Chief Executive Officer and has served in such capacity since November 29, 2007 and prior to that as Interim Chief Executive Officer since August 23, 2006. Previously, he served as our President, other than from December 5, 2003 through August 24, 2004, when he served as our Chief Executive Officer. Mr. Sutton also serves as one of our directors. He had served as one of our directors since December 5, 2003, but resigned effective February 6, 2006 in order for the Board to continue to have a majority of independent directors. He joined the Board again on August 23, 2006. In considering Mr. Sutton as a director of the Company, the Board reviewed his extensive knowledge of and experience in a variety of aspects of the interactive entertainment industry.

LOUIS LIPSCHITZ. Mr. Lipschitz has served as one of our directors since April 20, 2004. From February 1996 to March 2004, he served as Executive Vice President and Chief Financial Officer of Toys “R” Us, Inc. He currently serves on the board of directors of New York and Company, Forward Industries, and The Children’s Place Retail Stores, Inc., and previously served as a director of Finlay Enterprises, Inc. In considering Mr. Lipschitz as a director of the Company, the Board reviewed his extensive expertise and knowledge regarding finance and accounting matters as well as corporate governance. Mr. Lipschitz qualifies as an “audit committee financial expert” under the applicable SEC rules and accordingly contributes to the Board his understanding of generally accepted accounting principles and his skills in auditing, as well as in analyzing and evaluating financial statements.

LAURENCE ARONSON. Mr. Aronson has served as one of our directors since November 4, 2004. He is currently an owner of Homewatch CareGivers of Essex, Morris and Union Counties, a provider of home care services. From 2003 to December 2009, he served as the President and Chief Executive Officer of Cartwheel LLC, a marketing services company. From 2000 to 2003, he was the President of Sales and Customer Marketing at Revlon USA. Prior to that, he held senior leadership positions at Procter & Gamble and Warner Lambert/Adams USA. In considering Mr. Aronson as a director of the Company, the Board reviewed his experience and extensive knowledge in sales and marketing and his specialized expertise in retail marketing.

KEITH MCCURDY. Mr. McCurdy has served as one of our directors since March 9, 2009. Mr. McCurdy is the co-founder of Vivaty, Inc. and until April 2010, served as its Chief Executive Officer. Prior to this, Mr. McCurdy was the Chief Operating Officer of Hands-On Mobile, Inc. He also served as the Chief Executive Officer of Blaze Entertainment, and held numerous executive positions at Electronic Arts Inc. (EA), including Vice President of Product Development, Vice President of Technology, Vice President of Online, and Director of the Advanced Technology Group. He is a former member of the board of directors of NeuMedia, Inc., formerly Mandalay Media, Inc. In considering Mr. McCurdy as a director of the Company, the Board reviewed his extensive experience in the interactive entertainment business, including in product development and online and social games and virtual worlds.

ALLAN I. GRAFMAN. Mr. Grafman has served as one of our directors since April 11, 2007 and since December 4, 2007 as Chairman of the Board. He is currently the President of All Media Ventures, and since 2005 has been an operating partner of Mercury Capital Partners. Previously, Mr. Grafman served as President of Archie Comics Entertainment and Executive Vice President, Chief Financial Officer of Hallmark Entertainment. From 1983 to 1996, at Tribune Entertainment, he served as Vice President and at parent Tribune Company, as Managing Director. In considering Mr. Grafman as a director of the Company, the Board reviewed his knowledge and expertise in the media and entertainment industry, and his particular experience in monetizing consumer, technology and media products and services through a variety of distribution channels. In addition, Mr. Grafman qualifies as an “audit committee financial expert” under the applicable SEC rules and accordingly contributes to the Board his understanding of generally accepted accounting principles and his skills in auditing, as well as in analyzing and evaluating financial statements.

STEPHEN WILSON. Mr. Wilson has served as one of our directors since May 1, 2006. He is currently a Senior Managing Director at Brock Capital. From May 2001 to February 2006, Mr. Wilson was Executive Vice President, Chief Financial Officer and Chief Administrative Officer at Footstar, Inc. He has also served as Executive Vice President and Chief Financial Officer of Bridge Information Systems, Reader’s Digest Association and RJR Nabisco. His additional prior experience includes senior management and financial positions at Cadbury Schweppes North America and PepsiCo, Inc. In considering Mr. Wilson as a director of the Company, the Board reviewed his extensive experience in a variety of chief financial officer roles, as well as his executive management experience. Mr. Wilson qualifies as an “audit committee financial expert” under the applicable SEC rules and accordingly contributes to the Board his understanding of generally accepted accounting principles and his skills in auditing, as well as in analyzing and evaluating financial statements.

Committees of the Board of Directors and Meetings

Meeting Attendance. The Board has a policy that directors make all reasonable efforts to attend our Company’s annual stockholder meetings. Laurence Aronson, Allan I. Grafman, Louis Lipschitz, Keith McCurdy, Jesse Sutton and Stephen Wilson attended last year’s annual stockholders’ meeting. In fiscal 2011, there were a total of 17 meetings of the Board and the various committees of the Board met a total of 21 times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal year 2011. The independent members of the Board also met regularly in executive session.

Audit Committee. The Board has a standing Audit Committee, consisting of Messrs. Louis Lipschitz (Chair), Allan I. Grafman, Laurence Aronson and Stephen Wilson. Our Audit Committee held 8 meetings during fiscal year 2011. The Audit Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The charter of the Audit Committee can be found on our website at www.majescoentertainment.com.

The Board has determined that each member of the audit committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the audit committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

The Board has determined that Messrs. Allan I. Grafman, Louis Lipschitz and Stephen Wilson are “financial experts” serving on its Audit Committee, and are independent, as the SEC has defined that term in Item 407 of Regulation S-K. Please see the biographical information for these individuals contained in the section above entitled, “The Board of Directors.”

Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee. The Nominating and Governance Committee consists of Messrs. Stephen Wilson (Chair), Laurence Aronson, Allan I. Grafman, and Louis Lipschitz. The Nominating and Governance Committee may employ a variety of methods for identifying and evaluating nominees for director. All members of the Nominating and Governance Committee qualify as independent as defined by the rules of the Nasdaq Stock Market. The Nominating and Governance Committee held 5 meetings during fiscal year 2011. The Nominating and Governance Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for its composition and meetings. The charter of the Nominating and Governance Committee can be found on our website at www.majescoentertainment.com.

The Nominating and Governance Committee regularly assesses the size of the Board, the need for particular expertise on the Board, the upcoming election cycle of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. Candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year.

As reflected in its charter, factors considered by the Nominating and Governance Committee in the selection of director nominees are those it may deem appropriate, including judgment, character, high ethics and standards, integrity, skills, diversity, independence, experience with businesses and organizations of a comparable size to the Company, the interplay of the candidate’s experience with the experience of other Board of Directors members and the extent to which the candidate would be a desirable addition to the Board or any of its committees. In addition, in considering nominees for director, the Nominating and Governance Committee will review the qualifications of available candidates that are brought to the attention of the Nominating and Governance Committee by any member of the Board, stockholders and management or identified by the Nominating and Governance Committee through the use of search firms or otherwise.

The Nominating and Governance Committee does not set specific, minimum qualifications that nominees must meet in order for the Nominating and Governance Committee to recommend them to the Board, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. Members of the Nominating and Governance Committee discuss and evaluate possible candidates in detail prior to recommending them to the Board. While we do not have a formal policy on diversity, our Nominating and Governance Committee considers diversity of experience as one of the factors it considers in conducting its assessment of director nominees, along with such other factors as it deems appropriate given the then current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

If a stockholder wishes to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should follow the procedures described in this section and in the Company’s Nominating and Governance Committee Charter. The Nominating and Governance Committee Charter adopted by the Nominating and Governance Committee provides that nominees recommended by stockholders are given appropriate consideration and will be evaluated in the same manner as other nominees. Following verification of the stockholder status of persons proposing candidates, the Nominating and Governance Committee makes an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized above to determine whether the candidate is qualified for service on the Company’s Board of Directors before deciding to undertake a complete evaluation of the candidate. If any materials are provided by a stockholder or professional search firm in connection with the nomination of a director candidate, such materials are forwarded to the Nominating and Governance Committee as part of its review. Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed by the Nominating and Governance Committee, a potential candidate nominated by a stockholder is treated like any other potential candidate during the review process by the Nominating and Governance Committee.

Board of Directors Leadership Structure and Role in Risk Oversight. Our current Board of Directors leadership structure separates the positions of Chief Executive Officer and Chairman of the Board, although we do not have a corporate policy requiring that structure. The Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives.

Our Chief Executive Officer, who is also a member of the Board, is primarily responsible for our operations and strategic direction, while our Chairman of the Board, who is an independent member of the Board, is primarily focused on matters pertaining to corporate governance, including management oversight. While the Board believes that this is the most appropriate structure at this time, the Board retains the authority to change the Board structure, including the possibility of combining the Chief Executive Officer and Chairman of the Board position, if it deems such a change to be appropriate in the future.

While management is responsible for managing the day to day issues faced by the Company, the Board has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts.

Each of the Board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Nominating and Governance Committee oversees the Company’s compliance policies, Code of Conduct and Ethics, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner the Board is able to coordinate its risk oversight.

Compensation Committee; Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Board is composed entirely of directors who are not our current or former employees, each of whom meets the applicable definition of “independent” as defined by the rules of the Nasdaq Stock Market. None of the members of the Compensation Committee during fiscal 2011 (i) had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of related party transactions or (ii) was an executive officer of a company of which an executive officer of the Company is a director. The current members of our Compensation Committee are Messrs. Laurence Aronson (Chair), Allan I. Grafman, Louis Lipschitz and Stephen Wilson. Our Compensation Committee has no interlocks with other companies. Our Compensation Committee held 8 meetings during fiscal year 2011. The charter of the Compensation Committee can be found on our website at www.majescoentertainment.com.

The Compensation Committee is responsible for establishing and administering our executive compensation policies. The role of the Compensation Committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees, (ii) oversee all compensation programs involving the use of the Company’s stock, and (iii) produce, if required under the securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders. The duties and responsibilities of the Compensation Committee under its charter include:

•	Annually reviewing and making recommendations to the Board with respect to compensation of directors, executive officers and key employees of the Company;

•

Annually reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and recommending to the Board the Chief Executive Officer’s compensation levels based on this evaluation;

•	Reviewing competitive practices and trends to determine the adequacy of the executive compensation program;

•	Approving and overseeing compensation programs for executive officers involving the use of the Company’s stock;

•

Approving and administering cash incentives and deferred compensation plans for executives (including any modification to such plans) and oversight of performance objectives and funding for executive incentive plans;

•	Annually evaluating the performance of the Compensation Committee; and

•	Making regular reports to the Board concerning the activities of the Compensation Committee.

When appropriate, the Compensation Committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. The Chief Executive Officer plays a role in determining the compensation of our other executive officers by evaluating the performance of those executive officers. The Chief Executive Officer’s evaluations are then reviewed by the Compensation Committee. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the Compensation Committee.

From time to time the Compensation Committee has retained an independent compensation consulting firm, James F. Reda & Associates, LLC, to assist it in determining appropriate short-term and long-term incentive awards for key executives. Other services have included a review of the Company’s Amended and Restated 2004 Employee, Director and Consultant Incentive Plan (referred to herein as the “Incentive Plan”), valuation of employee and director equity grants, valuation of warrants, and advisement on RiskMetrics policy guidelines.

The Compensation Committee retains the consulting firm directly, although in carrying out assignments, the consulting firm also interacts with Company management when necessary and appropriate in order to obtain compensation and performance data for the executives and the Company. In addition, the consultant may, in its discretion, seek input and feedback from management regarding its consulting work product prior to presentation to the Compensation Committee in order to confirm alignment with the Company’s business strategy and/or identify data questions or other similar issues.

The Compensation Committee has the authority to retain, terminate and set the terms of the Company’s relationship with any outside advisors who assist it in carrying out its responsibilities.

Communications with the Board of Directors

Stockholders may communicate with the Board by sending an email to Investorrelations@majescoentertainment.com or by sending a letter to Majesco Entertainment Company’s Board of Directors, c/o the Office of the Secretary, 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837.

The Office of the Secretary will receive the correspondence and forward it to the Chairman of the Board or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. The Office of the Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Executive Officers

The following sets forth certain information regarding our executive officers.

Name	Age	Position
Jesse Sutton	42	Chief Executive Officer
Michael Vesey	49	Chief Financial Officer

JESSE SUTTON. See “Management and Corporate Governance” starting on page 7.

MICHAEL VESEY. Mr. Vesey is currently our Chief Financial Officer and has served in such capacity since March 4, 2011, and prior to that, beginning on August 20, 2010, he served as our Interim Chief Financial Officer. Mr. Vesey joined the Company in May 2006 as its Corporate Controller. Most recently he served as its Senior Vice President, Corporate Controller and Chief Accounting Officer. From November 2004 until he joined the Company, Mr. Vesey served as Chief Financial Officer of Nuvim, Inc., a company that markets and distributes dietary supplement beverages. As Chief Financial Officer of Nuvim, Mr. Vesey was responsible for overseeing all financial and accounting processes and procedures.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth summary information as to compensation paid or accrued during the last two fiscal years ended October 31, 2010 and 2011 to (i) our current Chief Executive Officer, and (ii) our next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended October 31, 2011.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards (1) ($)	Option Awards (2) ($)		All Other Compensation ($)		Total ($)
Jesse Sutton, Chief Executive Officer	2011	363,000		726,000	(3)	225,500	—		15,893	(4)	1,330,393
	2010	363,012		—		176,324	—				539,336

Michael Vesey, Chief Financial Officer (5)	2011	236,561	(6)	250,000	(3)	246,000	94,900	(7)	—		827,461
	2010	194,660		24,000	(8)	58,276	—		—		276,936

(1)	Represents the aggregate grant date fair value for stock awards granted during fiscal years 2010 and 2011 respectively, computed in accordance with FASB ASC Topic 718. See Note 3 to our Consolidated Financial Statements reported in our Form 10-K for our fiscal year ended October 31, 2010 and in our Form 10-K for our fiscal year ended October 31, 2011 for details as to the assumptions used to determine the grant date fair value of the stock awards.
(2)	Represents the aggregate grant date fair value for option awards granted during fiscal years 2010 and 2011 respectively, computed in accordance with FASB ASC Topic 718. See Note 3 to our Consolidated Financial Statements reported in our Form 10-K for our fiscal year ended October 31, 2010 and in our Form 10-K for our fiscal year ended October 31, 2011 for details as to the assumptions used to determine the grant date fair value of the option awards.
(3)	Pursuant to the Company’s 2011 incentive bonus program. See “Narrative Disclosure to Summary Compensation Table.”
(4)	Represents health and dental insurance premiums.
(5)	Mr. Vesey became the Chief Financial Officer in March 2011.
(6)	Represents Mr. Vesey’s annual salary for 2011, reflecting an increase in his annual salary after being appointed Chief Financial Officer.
(7)	Represents options granted in connection with appointment as Chief Financial Officer in March 2011.
(8)	Pursuant to the Company’s 2010 incentive bonus program.

Narrative Disclosure to Summary Compensation Table

Incentive Bonus Program

On January 13, 2011, the Compensation Committee of the Board finalized and approved the terms of an incentive bonus plan for our 2011 fiscal year for our executive officers and other management (the “2011 Plan”). Pursuant to the 2011 Plan, each of our executive officers was eligible to receive an incentive bonus based upon a targeted percentage of his base salary. The percentage of base salary that each executive officer would receive if the Company achieved all of the objectives included in the plan was 100% for the Chief Executive Officer and 50% for each other executive officer.

The 2011 Plan was comprised of two components, a funding component and an allocation component. The funding component is the basis on which the dollar amount of the bonus pool to be allocated among all participants was calculated and was based on the achievement by the Company of financial and operational goals (the “Goals”). The allocation component is the basis on which the actual bonus amount was to be paid to each participant.

If the Company met all of the financial and operational goals set forth below, the bonus pool for executive officers would be $433,000 (the “Bonus Target”).

The purpose of the operational goals (the “Operational Goals”) is to provide incentives for activities important to the Company’s long-term value, outside of immediate financial impact. The Operational Goals address the following such areas:

•	Emerging digital platforms

•	Focus on key customer accounts/retail placement

•	Franchise creation

•	Intellectual property/content license acquisition

The financial goal (the “Financial Goal”) accounted for 75% of the Bonus Target, and was determined by a measure of net income.

The four operational goals each accounted for 6.25% of the Bonus Target, and were as follows (the “Operational Goals”):

•	Achievement of a defined revenue target for titles on emerging digital platforms;

•

Franchise Creation: for one of the Company’s top four titles in 2011 (“Top Titles”), exceed the Company’s original internal forecast by 50% (150% of forecast inclusive of all versions of the title); and

•	Key Customer Account (“Key Accounts”) focus for the Top Titles:

•	Achievement of placement in at least 80% of the Key Accounts for each Top Title;

•	Total revenue from each Top Title for Key Accounts should be at least 75% of the forecasted estimate for each account;

•	Achieve positive gross contribution on all 2011-launched titles.

On January 16, 2012, the Committee met to determine the bonus payments to be made to our executive officers under the 2011 Plan. The Committee determined that based on the achievement of the financial and operational goals set forth in the 2011 Plan, the Company had earned a payout of 200% of the bonus target.

The bonus amounts paid to the executive officers, as well as their 2011 bonus targets under the 2011 Plan are listed below:

Name	Position	2011 Bonus Payout	Target Bonus
Jesse Sutton	Chief Executive Officer	$726,000	100% of annual salary, or $363,000

Michael Vesey	Chief Financial Officer	$250,000	50% of annual salary, or $125,000

Restricted Stock Grants & Stock Options

On March 4, 2011, in connection with Mr. Vesey’s appointment as Chief Financial Officer, our Compensation Committee granted Mr. Vesey 100,000 shares of restricted stock and an option to purchase 100,000 shares of common stock, $0.001 par value per share, at a purchase price of $1.64 per share. The shares of restricted stock and the option both vest in equal installments over a three-year period beginning on the first anniversary of the grant date.

On August 3, 2011, our Compensation Committee made restricted stock grants to our executive officers. The shares of restricted stock vest in equal installments over a three-year period beginning on the first anniversary of the grant date.

Employment Agreements

We currently have employment agreements with Jesse Sutton, our Chief Executive Officer and Michael Vesey, our Chief Financial Officer.

Mr. Sutton’s employment agreement, entered into in January 2009, provides for an annual base salary of $363,000 and a discretionary bonus of up to 100% of his base salary.

Our employment agreement with Michael Vesey, our Chief Financial Officer, entered into in July 2011, provides for an annual base salary of $250,000 and a discretionary bonus of up to 50% of his base salary.

Both agreements contain customary confidentiality, non-competition, non-solicitation, and indemnification terms and are terminable at-will by either party to such employment agreement, subject to certain conditions. The employment agreements also provide for payments and other benefits to in the event of a termination of employment or a change of control. See “Potential Payments Upon Termination or Change-In-Control” below for information regarding potential payments and benefits.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended October 31, 2011, to each of the executive officers named in the Summary Compensation Table.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Jesse Sutton	90,000	—	$3.20	8/2/2012	340,511	(2)	$1,147,522
Michael Vesey	15,000	—	$1.53	5/4/2013	206,259	(3)	$695,093
		100,000	$1.64	03/04/18

(1)	The market value of the shares is determined by multiplying the number of shares times $3.37, the closing price of our common stock on the Nasdaq Capital Market on October 31, 2011, the last business day of our fiscal year.
(2)	Shares vest as follows: 178,649 shares on August 3, 2012; 124,462 shares on August 3, 2013; and 37,400 shares on August 3, 2014.
(3)	Shares vest as follows: 33,000 shares on March 4, 2012; 50,321 shares on August 3, 2012; 33,000 shares on March 4, 2013; 42,338 shares on August 3, 2013; 34,000 shares on March 4, 2014; and 13,600 shares on August 3, 2014.

Potential Payments Upon Termination or Change-In-Control

We have entered into agreements that require us to make payments and/or provide benefits to certain of our executive officers in the event of a termination of employment or a change of control. The following summarizes the potential payments to each named executive officer for which we have entered into such an agreement assuming that one of the events identified below occurs.

Mr. Michael Vesey, Chief Financial Officer

Pursuant to his employment agreement, effective as of March 2, 2011, if the Company terminates Mr. Vesey’s employment without Cause (as such term is defined in the employment agreement) or the agreement is terminated by Mr. Vesey for Good Reason (as such term is defined in the employment agreement), he will receive severance benefits from the Company, including:

•	continued payment of his base salary on a monthly payroll basis for a period of 12 months;

•

a payment for bonus which shall be prorated upon the date of termination during the Company’s fiscal year and shall be payable at the same time as bonuses are paid to other Company executives, but no later than January 31;

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Vesey at the time of such termination; and

•

continued Company contributions toward Mr. Vesey’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for 12 months following the date of termination, unless Mr. Vesey is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

If the Company terminates Mr. Vesey’s employment without Cause or the agreement is terminated by Mr. Vesey for Good Reason within 12 months of a Change of Control of the Company (as such term is defined in the employment agreement), he will receive severance benefits (in lieu of all other severance programs/amounts) from the Company, including:

•	a lump sum severance payment, in an amount equal to Mr. Vesey’s, base salary at the time of termination, payable within 8 days of the receipt of Mr. Vesey’s release;

•	a lump sum payment of all accrued but unused vacation days, payable on the effective date of Mr. Vesey’s release;

•	a lump sum bonus payment, which shall be equal to the average of Mr. Vesey’s bonuses awarded the two previous years, and shall be payable on the effective date of Mr. Vesey’s release;

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Vesey at the time of such termination; and

•	a lump sum payment, equal to the Company’s contribution to his health insurance premiums for a period of one year of coverage, payable on the effective date of Mr. Vesey’s release.

Mr. Jesse Sutton, Chief Executive Officer

Pursuant to his employment agreement, if the Company terminates Mr. Sutton’s employment without Cause (as such term is defined in the employment agreement) or the agreement is terminated by Mr. Sutton for Good Reason (as such term is defined in the employment agreement), he will receive severance benefits from the Company, including:

•	continued payment of his base salary on a monthly payroll basis for a period of 12 months;

•

within 30 days: (i) a payment equal to the average of the percentages used to calculate Mr. Sutton’s Annual Incentive Cash Bonus (as such term is defined in the employment agreement) in each of the previous three fiscal years times Mr. Sutton’s then current base salary (the “Severance Bonus”) and (ii) a payment for accrued but untaken vacation days;

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Sutton at the time of such termination; and

•

continued Company contributions toward Mr. Sutton’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for 12 months following the date of termination, unless Mr. Sutton is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

If the Company terminates Mr. Sutton’s employment without Cause or the agreement is terminated by Mr. Sutton for Good Reason within 24 months of a Change of Control of the Company (as such term is defined in the employment agreement), he will receive severance benefits (in lieu of all other severance programs/amounts) from the Company, including:

•	payment within 30 days of his termination in an amount equal to: (i) two years base salary, (ii) the Severance Bonus and (iii) accrued but untaken vacation days;

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Sutton at the time of such termination; and

•

continued Company contributions toward Mr. Sutton’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for 12 months following the date of termination, unless Mr. Sutton is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended October 31, 2011 to each of our directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($)		Total ($)
Jesse Sutton	—	—	—	—		—
Laurence Aronson	40,000	40,000	20,000	—		100,000
Allan I. Grafman	72,000	48,000	24,000	18,000	(3)	162,000
Louis Lipschitz	50,000	40,000	20,000	—		110,000
Keith McCurdy	40,000	26,667	13,333	120,000	(4)	200,000
Stephen Wilson	40,000	33,333	16,667	—		90,000

(1)	Represents the aggregate grant date fair value for stock awards granted by us in fiscal year 2011 computed in accordance with FASB ASC Topic 718. See Note 3 to our Condensed Consolidated Financial Statements reported in our Form 10-K for our fiscal year ended October 31, 2011 for details as to the assumptions used to determine the fair value of the stock awards.
(2)	Represents the aggregate grant date fair value of options granted in fiscal year 2011 computed in accordance with FASB ASC Topic 718. See Note 3 to our Condensed Consolidated Financial Statements reported in our Form 10-K for our fiscal year ended October 31, 2011 for details as to the assumptions used to determine the fair value of the option awards.
(3)	Represents a stipend for medical insurance.
(4)	Pursuant to a consulting agreement with the Company.

Name	Number of Stock Options Held at Fiscal Year-End	Number of Shares of Restricted Stock Held at Fiscal Year-End
Laurence Aronson	81,558	4,032
Allan I. Grafman	218,237	4,839
Louis Lipschitz	146,452	4,032
Keith McCurdy	33,552	2,688
Stephen Wilson	97,418	3,360

Director Compensation Program

Each non-employee director receives an annual cash retainer of $40,000, other than the Chair of the Company’s Audit Committee, who receives $50,000. In addition, the Chairman of the Board receives an additional annual cash retainer of $32,000.

Each non-employee director also receives annual equity grants valued at $40,000, other than the Chair of the Nominating and Governance Committee, who receives grants valued at $50,000, and the Chairs of the Compensation and Audit Committees, who receive grants valued at $60,000. The Chairman receives additional equity grants valued at $32,000.

The equity portion of the compensation is a mix of 2/3 restricted stock and 1/3 stock options, and is granted under the Incentive Plan. The restricted stock is awarded quarterly with the number of shares determined by dividing the applicable dollar amount by the fair market value of the Company’s common stock on the day prior to the grant date. The stock options are awarded annually with the number of shares determined using a Black-Scholes formula. The restricted stock vests 180 days from the grant date. The options vest over two years, with half vesting on each of the first and second anniversaries of the grant date.

Equity Compensation Plan Information (as of October 31, 2011)

Plan category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	1,560,629		$4.50	991,502
Equity compensation plans not approved by security holders	86,500	(1)	$1.15	—
Total	1,647,129		$4.29	991,502

(1)	Represents warrants to purchase 16,500 shares of common stock at a purchase price per share of $1.55 granted to a consultant in 2006, and warrants to purchase 70,000 shares of common stock at a purchase price of $1.056 per share granted to a consultant in 2010.

REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Messrs. Louis Lipschitz (Chair), Laurence Aronson, Allan I. Grafman and Stephen Wilson.

The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and the rules of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.majescoentertainment.com. The Audit Committee is responsible for selecting, retaining and determining the compensation of our independent public accountant, approving the services they will perform, and reviewing the performance of the independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Forms 10-K and our quarterly financial statements on Forms 10-Q. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2011, the Audit Committee took the following actions:

•	reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2011 with management and EisnerAmper LLP (“EisnerAmper”), our independent public accountant;

•

discussed with EisnerAmper the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

•

received written disclosures and the letter from EisnerAmper regarding its independence as required by applicable requirements of the PCAOB regarding EisnerAmper’s communications with the Audit Committee and the Audit Committee further discussed with EisnerAmper their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and EisnerAmper, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2011 for filing with the SEC.

THE AUDIT COMMITTEE:

Louis Lipschitz (Chair)

Laurence Aronson

Allan I. Grafman

Stephen Wilson

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal 2011, all filing requirements applicable to our current officers, directors and greater than 10% beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Morris Sutton, the former chief executive officer of the Company, resigned effective January 1, 2007 and became a consultant. The Company paid approximately $281,000 to Mr. Sutton under a consulting agreement during the year ended October 31, 2010 and $150,000 during the year ended October 31, 2011. Morris Sutton is Jesse Sutton’s father.

In February 2012, the Board adopted, upon recommendation of the Nominating and Governance Committee, a formal written policy governing the review and approval of related person transactions, which is posted under the heading “Corporate Governance” of the Investor Relations section of our website at http://www.majescoentertainment.com. For purposes of this policy, consistent with the Nasdaq Stock Market rules, the terms “related person” and “transaction” are as defined in Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended. The policy provides that each director and executive officer shall promptly notify our General Counsel of any transaction involving the Company and a related person. Such transaction will be presented to and reviewed by the Nominating and Governance Committee for approval, ratification or such other action as may be appropriate. The Nominating and Governance Committee shall approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders, taking into account all available facts and circumstances as the Nominating and Governance Committee determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction, whether there are any compelling business reasons for the Company to enter into the transaction, whether the transaction would impair the independence of an otherwise independent director and whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the director, executive officer or other related person, the direct or indirect nature of the director’s, executive officer’s or other related person’s interest in the transaction and the ongoing nature of the proposed relationship. In reviewing and approving such transactions, the Nominating and Governance Committee shall obtain, or shall direct management to obtain on its behalf, all information that the Nominating and Governance Committee believes to be relevant and important to a review of the transaction prior to its approval.

The Board may adopt any further policies and procedures relating to the approval of related person transactions that it deems necessary or advisable from time to time.

ELECTION OF DIRECTORS

(Notice Item 1)

On January 12, 2012, the Board nominated Jesse Sutton and Louis Lipschitz for election as Class I directors at the Annual Meeting. All nominees identified below are expected to serve if elected, and each of them has consented to being named in this proxy statement and to serve if elected. All the nominees are currently directors of the Company.

Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in that nominee’s place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

A plurality of the shares voted affirmatively or negatively at the Annual Meeting is required to elect each of our nominees as a Class I director. Our Restated Certificate of Incorporation and Restated Bylaws currently provide for a classified Board of Directors. All nominees will be Class I Directors and will have a term that expires at the annual meeting in 2015.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF JESSE SUTTON AND LOUIS LIPSCHITZ AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

AMENDMENT TO OUR AMENDED AND RESTATED 2004

EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN

(Notice Item 2)

General

Our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan (the “Plan”) was approved by our Board of Directors and stockholders in 2005. In 2007, our Board of Directors and stockholders approved an amendment to the Plan to increase the shares available for issuance from 6,142,857 shares to 7,642,857 shares, and in 2009 our Board of Directors and stockholders approved an amendment to the Plan to increase the number of shares available for issuance under the Plan from 7,642,857 to 10,642,857 shares. We are asking you to approve an amendment to further increase the number of shares of our common stock available for issuance of awards under the Plan by 3,800,000 shares. If our stockholders approve the amendment, the maximum number of shares that may be issued under the Plan would be increased from 10,642,857 to 14,442,857 shares. As of February 28, 2012, there were 1,546,344 shares subject to issuance upon exercise of outstanding options, at a weighted average exercise price of $4.50, and with a weighted average remaining life of 3.4 years. In addition, there were 1,547,899 shares of restricted stock that remain unvested. As of February 28, 2012 there were 949,234 shares available for future issuance under the Plan.

The amendment to the Plan is being submitted to our stockholders for approval at the meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the “Code”), and (ii) as required by the rules of the Nasdaq Stock Market. Our Board of Directors believes that the approval of the proposed amendment to our Plan is necessary to provide us with a sufficient number of shares to continue to attract, retain and motivate employees, directors and consultants.

Material Features of our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan

The following paragraphs provide a summary of the principal features of our Plan and its operation. The following summary is qualified in its entirety by reference to our Plan as set forth in Appendix A.

The purpose of our Plan is to encourage ownership of our common stock by our employees, directors and certain consultants in order to attract such people, to induce them to work for our benefit and to provide additional incentive for them to promote our success.

The Plan provides for the grant of incentive stock options to our employees and cash awards, non-qualified stock options, restricted and unrestricted stock awards and other stock-based awards to employees, directors and consultants (currently approximately 100 people). In addition, each share issued under awards other than options or stock appreciation rights shall count against the number of total shares available under the Plan as 1.18 shares, and each share issued as options or stock appreciation rights shall count against the total shares available under the Plan as one share. If an option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at no more than its original issuance price) any shares issued pursuant to a stock award or other stock-based award, or if any award expires or is forfeited, cancelled, or otherwise terminated or results in any shares not being issued, the unissued shares which were subject to such award shall again be available for issuance from time to time pursuant to the Plan.

In accordance with the terms of our Plan, our Board has authorized our Compensation Committee to administer the Plan. The Compensation Committee may delegate part of its authority and powers under our Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the Plan, our Compensation Committee determines the terms of options and other awards, including:

•	the determination of which employees, directors and consultants will be granted options and other awards;

•	the number of shares subject to options and other awards;

•	the exercise price of each option which may not be less than fair market value on the date of grant;

•	the schedule upon which options become exercisable;

•	the termination or cancellation provisions applicable to options;

•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•	all other terms and conditions upon which each award may be granted in accordance with the Plan.

The maximum term of options granted under our Plan is seven years. Awards are generally subject to early termination upon the termination of employment or other relationship of the participant with us, whether such termination is at our option or as a result of the death or disability of the participant. Generally, in the event of a participant’s termination for cause, all outstanding awards shall be forfeited. No participant may receive awards for more than 1,000,000 shares of common stock in any fiscal year or a cash award in excess of $2,000,000 in any calendar year. Our Plan does not provide for the repricing of stock options or exchange for other awards.

The vesting of certain awards granted to employees who are “Covered Employees” (as defined in Section 162(m) of the Code) may be based on the attainment of Performance Goals (as defined in the Plan) pre-established by the Compensation Committee. Section 162(m) precludes us from taking a deduction for compensation in excess of $1 million paid to our named executive officers. Certain qualified performance-based compensation is excluded from this limitation. If the conditions of the Plan and Section 162(m) of the Code are met, the vesting of certain awards will be excluded from the Section 162(m) limitation because it will qualify as performance-based compensation.

Performance goals are based on one or more of the following business criteria: earnings per share, operating income, net income, cash flow, gross profit, return on investment, gross margin, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return on equity, return on assets, return on capital, revenue growth, total shareholder return, economic value added, customer satisfaction, technology leadership, number of new patents, employee retention, market share, market segment share, product release schedules, new product innovation, product cost reduction through advanced technology, brand recognition/acceptance, and product ship targets. Performance goals may be based (as the Compensation Committee deems appropriate) on (a) Company-wide performance, (b) performance of a subsidiary, division, region, department, or other operational unit of the Company, (c) individual performance (if applicable), or (d) any combination of the foregoing. Performance goals may be set in any manner determined by the Compensation Committee, including looking to achievement on an absolute basis or on a relative basis to prior periods or in relation to peer group, indexes or other external measure of the selected criteria.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Upon a merger or other reorganization event, our Board of Directors, may, in its sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	upon written notice to a participant, provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•

in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•	provide that all or any outstanding options shall become exercisable in full immediately prior to such event; and

•

provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

Our Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval as required by the rules of the Nasdaq Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Section 422 of the Code, or for any other reason, is subject to obtaining such stockholder approval. Our Plan will expire on February 13, 2018.

Federal Income Tax Considerations

The following is a brief summary of the material federal income tax consequences of the issuance and exercise of stock options and stock grants under our Plan based on the current provisions of the Code and regulations. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation:

Incentive Stock Options :	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income.” Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options :	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options. A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income. An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants :	With respect to stock grants under the Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

The amounts of future grants under the Plan are not determinable and will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the Plan or the amount or types of any such awards.

On February 24, 2012, the closing market price per share of our common stock on the Nasdaq Capital Market was $2.56.

For these reasons, the Board of Directors has recommended amending our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan.

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR AN AMENDMENT TO OUR AMENDED AND RESTATED 2004 EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER OUR PLAN IN THE AMOUNT OF 3,800,000 SHARES.

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

(Notice Item 3)

In accordance with the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote with respect to the compensation of our executive officers listed in the Summary Compensation Table in the “Executive Compensation” section of this proxy statement (referred to herein as the “NEOs”) for fiscal year 2011, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. This vote is commonly known as a “Say-on-Pay” advisory vote.

Our executive compensation programs are based on three core principles that are designed to motivate our NEOs to achieve annual financial and strategic objectives to enhance the profitability of the Company and create long-term stockholder value. The fiscal year 2011 compensation of our NEOs reflected these core principles:

•	A significant portion of each NEO’s cash compensation was based on the annual financial performance of the Company and therefore “at risk”;

•

A significant portion of each NEO’s total compensation was provided in the form of long-term equity, a significant portion of which was subject to stock price performance, to further align the interest of NEOs and stockholders; and

•	The target total direct compensation package for each NEO was consistent with market practices for executive talent and each NEO’s individual experience, responsibilities and performance.

We believe that our compensation programs and policies for the fiscal year ended October 31, 2011 were consistent with our core compensation principles, an effective incentive for the achievement of positive results, aligned with stockholders’ interests, supported by strong compensation governance practices and worthy of continued stockholder support. Accordingly, we ask for our stockholders to indicate their support for the compensation paid to our NEOs by voting FOR the following non-binding resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve the compensation of the named executive officers for fiscal year 2011 listed in the Summary Compensation Table in the ‘Executive Compensation’ section of the proxy statement, as disclosed pursuant to Item 402 of Regulation S-K.”

Approval of this proposal requires that votes cast in favor of the proposal exceeds the votes cast against the proposal. Because your vote is advisory, the result will not be binding upon the Company. Although not binding, our Compensation Committee and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address any concerns raised by the vote and when making future compensation decisions for NEOs.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NEOS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE

ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

(Notice Item 4)

In addition to holding a Say-on-Pay advisory vote, we are seeking an advisory, non-binding vote regarding the frequency of future advisory Say-on-Pay votes in accordance with the SEC’s proxy rules, known as a “Say-on-Pay Frequency” advisory vote.

Stockholders will be able to vote that we hold this Say-on-Pay advisory vote every year, two years, or three years, or stockholders may abstain from voting on this proposal.

After due consideration, the Board has decided to recommend that this Say-on-Pay advisory vote on executive compensation occur annually. While there are valid arguments for biennial and triennial votes, we believe that an annual vote will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year and will be most useful to the Board. The Board’s decision was based further on the premise that this recommendation could be modified in future years if it becomes apparent that an annual vote is not meaningful, is burdensome or is more frequent than that recommended by best corporate governance practices.

The frequency (one year, two years or three years) that receives the highest number of votes cast by the stockholders will be deemed the frequency for the advisory Say-on-Pay vote preferred by the stockholders. Because your vote is advisory, the results will not be binding upon the Company. Although not binding, the Board values the opinions of our stockholders and will review and consider the outcome of the vote, along with other relevant factors, in evaluating the frequency of future advisory votes on executive compensation.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE OPTION OF ONE YEAR AS YOUR PREFERENCE FOR THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

RATIFICATION OF APPOINTMENT

OF INDEPENDENT PUBLIC ACCOUNTANT

(Notice Item 5)

The Audit Committee has appointed EisnerAmper LLP (“EisnerAmper”), independent public accountant, to audit our financial statements for the fiscal year ending October 31, 2012. The Board proposes that the stockholders ratify this appointment. We expect that representatives of EisnerAmper will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

As previously disclosed, on August 16, 2010, the Company was notified that Amper, Politziner and Mattia, LLP (“Amper”), the Company’s independent registered public accounting firm, combined its practice with that of Eisner LLP (“Eisner”) and that the name of the combined practice would operate under the name EisnerAmper LLP. The Audit Committee engaged EisnerAmper to serve as our new independent registered public accounting firm.

During the period that Amper served as our independent public accountant, we did not consult with Eisner or with EisnerAmper on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and neither Eisner nor EisnerAmper provided either a written report or oral advice to us that they concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Amper’s report on the Company’s consolidated financial statements for the fiscal year ended October 31, 2009, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim period preceding EisnerAmper’s combination, the Company had no disagreements with Amper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements during such periods. None of the events described in Item 304(a)(1)(iv) of Regulation S-K occurred during the two most recent fiscal years and any subsequent interim periods preceding the combination of Eisner and Amper into EisnerAmper.

The following table sets forth the fees billed by our independent public accountants for each of our last two fiscal years for the categories of services indicated.

Category	2011		2010
Audit Fees — Amper (1)	$		$40,000
Audit Fees — EisnerAmper (1)		$205,000	$110,000
Audit Related Fees — Amper		$—	$—
Audit Related Fees — EisnerAmper		$—	$—
Tax Fees (2)		$—	$—
All Other Fees — Amper	$		$—
All Other Fees — EisnerAmper		$5,130	$—

(1)	Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements.
(2)	Consists of services for tax compliance and tax advice.

Audit Committee Pre-Approval Policy

The Audit Committee is required to pre-approve the engagement of EisnerAmper to perform audit and other services for the Company. Our procedures for the pre-approval by the Audit Committee of all services provided by EisnerAmper comply with SEC regulations regarding pre-approval of services. Services subject to these SEC requirements include audit services, audit-related services, tax services and other services. The audit engagement is specifically approved and the auditors are retained by the Audit Committee. The Audit Committee also has adopted policies and procedures for pre-approving all non-audit work performed by EisnerAmper. The Audit Committee pre-approved all audit, audit-related, tax and other services provided by EisnerAmper for the recently completed fiscal year.

We understand the need for EisnerAmper to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of EisnerAmper, our Audit Committee has restricted the non-audit services that EisnerAmper may provide to us primarily to tax services.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS INDEPENDENT PUBLIC ACCOUNTANT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics that applies to all employees, including our principal executive officer and principal financial and accounting officer, and directors. The code can be found on our website at www.majescoentertainment.com. We will provide, without charge, a copy of our Corporate Code of Conduct and Ethics upon request to: Secretary, Majesco Entertainment Company, 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837. Disclosure regarding any amendments to, or waivers from, provisions of the Corporate Code of Conduct and Ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

SOLICITATION OF PROXIES

Cost and Method

We will pay all of the costs of soliciting these proxies. In addition to solicitation by mail, our employees, officers and directors may, without additional compensation, solicit proxies by mail, e-mail, facsimile, in person or by telephone or other forms of telecommunication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Participants in the Proxy Solicitation

Under applicable regulations of the SEC, each of our directors may be deemed to be a participant in our solicitation of proxies in connection with the Annual Meeting. Please refer to the sections of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management,” and “Management and Corporate Governance — The Board of Directors” for information about our directors who may be deemed participants in the solicitation. Except as described in this proxy statement, there are no agreements or understandings between us and any of our directors or executive officers relating to their employment with us or any future transactions.

We have engaged The Proxy Advisory Group, LLC®, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $15,000 in the aggregate.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2013 annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next annual meeting, stockholder proposals must be received by the Company no later than October 31, 2012 and must otherwise comply with the requirements of Rule 14a-8.

In addition, the Company’s Restated Bylaws have an advance notice procedure with regard to nominations for the election of directors and business proposals to be brought before an annual meeting of stockholders by any stockholder. In general, any stockholder may nominate one or more persons for election as directors or propose business to be brought before an annual meeting, or both, only if such stockholder has given timely notice in proper written form of such nomination or nominations or business proposal, setting forth certain specified information relating to such stockholder and his or her nominations or business proposal. To be timely, notice must be received by the Company’s Secretary no earlier than December 15, 2012 and no later than January 14, 2013. Proposals that are not received in a timely manner will not be voted on at the 2013 annual meeting of stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Stockholder proposals or notices of intent to nominate candidates for election as directors should be submitted to Majesco Entertainment Company, Attention: Secretary, at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837.

Edison, New Jersey

February 28, 2012

Our Annual Report on Form 10-K for the fiscal year ended October 31, 2011, as filed with the Securities and Exchange Commission (other than exhibits thereto), which provides additional information about Majesco, is available to beneficial owners of our common stock without charge upon written request to Adam Sultan, Corporate Secretary, Majesco Entertainment Company, 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837. The information is also publicly available through the EDGAR system at www.sec.gov and is available on our website at www.majescoentertainment.com in the “Investor Info” section.

APPENDIX A

MAJESCO ENTERTAINMENT COMPANY

AMENDED AND RESTATED 2004 EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN (as amended on             2012)

This Amended and Restated 2004 Employee, Director and Consultant Incentive Plan amends and restates in its entirety the Majesco Entertainment Company 2004 Employee, Director and Consultant Stock Plan.

1.	DEFINITIONS .

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Majesco Entertainment Company Amended and Restated 2004 Employee, Director and Consultant Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cash Award shall mean an award of cash granted pursuant to the Plan.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $0.001 par value per share.

Company means Majesco Entertainment Company, a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Cash Awards or Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Cash Awards and/or Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Performance Goal means the goal or goals, if any, established by the Administrator based on one or more of the following business criteria that are to be achieved during a Performance Cycle determined by the Administrator: Earnings per share, operating income, net income, cash flow, gross profit, return on investment, gross margin, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return on equity, return on assets, return on capital, revenue growth, total shareholder return, and economic value added, customer satisfaction, technology leadership, number of new patents, employee retention, market share, market segment share, product release schedules, new product innovation, product cost reduction through advanced technology, brand recognition/acceptance, and product ship targets. Performance Goals may be based (as the Administrator deems appropriate) on (a) Company-wide performance, (b) performance of a subsidiary, division, region, department, function, plant, facility or other operational unit of the Company, (c) individual performance (if applicable), or (d) any combination of the foregoing. Performance Goals may be set in any manner determined by the Administrator, including looking to achievement on an absolute basis or on a relative basis to prior periods or in relation to peer group, indexes or other external measure of the selected criteria. When the Administrator sets Performance Goals that are intended for “performance-based compensation” within the meaning of Section 162(m) of the Code, the Administrator shall establish the general objective rules that the Administrator will use to determine the extent, if any, that such Performance Goals have been met. In establishing the objective rules, the Administrator may take into account any extraordinary or one-time or other non-recurring items of income or expense or gain or loss or any events, transactions or other circumstances that the Administrator deems relevant in light of the nature of the Performance Goals set for the Participant or the assumptions made by the Administrator regarding such goals.

Performance Cycle means the period selected by the Administrator during which performance is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

Plan means this Majesco Entertainment Company Amended and Restated 2004 Employee, Director and Consultant Incentive Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock Appreciation Right means the right to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock (as determined on the date of exercise) over the purchase price of a share of Common Stock on the date a stock appreciation right is granted.

Stock-Based Award means a grant by the Company under the Plan of an equity award or equity based award which is not an Option or Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Cash Award or Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN .

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants, Stock-Based Awards and Cash Awards.

3.	SHARES SUBJECT TO THE PLAN .

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be 14,442,857, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any future stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan.

(b) The grant of any Stock Right other than an Option or a Stock Appreciation Right shall for purposes of Paragraph 3(a), reduce the number of Shares available for issuance under this Plan by 1.18 Shares for each such Share actually subject to the Stock Right and shall be deemed for purposes of this Paragraph 3, as a Stock Right of 1.18 Shares for each such Share actually subject to the Stock Right. The grant of an Option or a Stock Appreciation Right shall be deemed for purposes of this Paragraph 3, as a Stock Right for one Share for each such Share actually subject to the Stock Right. Notwithstanding the foregoing, Stock Appreciation Rights to be settled in shares of Common Stock shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the Stock Appreciation Right.

(c) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at no more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan and in accordance with the provision of Paragraph 3(b) above. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued and any Stock Appreciation Right to be settled in shares of Common Stock shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the Stock Appreciation Right.

4.	ADMINISTRATION OF THE PLAN .

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a.	Interpret the provisions of the Plan and all Stock Rights and Cash Awards and make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.	Determine which Employees, directors and consultants shall be granted Stock Rights and Cash Awards;

c.	Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 1,000,000 Shares be granted to any Participant in any fiscal year. Determine the amount of any Cash Award, provided, however the maximum payment which may become payable to a Participant with respect to a Cash Award in any calendar year is $2,000,000.

d.	Specify the terms and conditions upon which Stock Rights and Cash Awards may be granted; and

e.	Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Cash Awards, Stock Rights or Shares issuable pursuant to a Stock Right.

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Cash Award or Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

If permissible under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. Any such allocation or delegation may be revoked by the Board of Directors or the Committee at any time.

5.	ELIGIBILITY FOR PARTICIPATION .

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right or Cash Award is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right or Cash Award to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right or Cash Award shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right or Cash Award. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants, Stock-Based Awards and Cash Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right or Cash Award to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of any Stock Right or Cash Award.

6.	TERMS AND CONDITIONS OF OPTIONS .

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

A.	Non-Qualified Options : Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a.	Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

b.	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains;

c.	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the

Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events including, but not limited to, the Performance Goals; and

d.	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

i.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

ii.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

e.	Each Non-Qualified Option shall terminate not more than seven years from the date of the grant or at such earlier time as the Option Agreement may provide.

B.	ISOs : Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a.	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

b.	Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

ii.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the said Fair Market Value on the date of grant.

c.	Term of Option: For Participants who own:

i.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than seven years from the date of the grant or at such earlier time as the Option Agreement may provide; or

ii.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

d.	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS .

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant.

The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

a.	Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

b.	Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

c.	Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such reacquisition rights shall accrue including, but not limited to, the attainment of any Performance Goals, and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS .

The Board shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions including, but not limited to, the Performance Goals, the grant of securities convertible into Shares and the grant of Stock Appreciation Rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Notwithstanding the foregoing, each Stock Appreciation Right shall (i) have a purchase price which shall not be less than the Fair Market Value per Share of Common Stock and (ii) terminate not more than seven years from the date of the grant or at such earlier time as the Agreement therefor may provide.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code (and any successor provisions of the Code) and the regulations and other guidance issued thereunder (the “Requirements”), to the extent applicable, and be operated in accordance with such Requirements so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	TERMS AND CONDITIONS OF CASH AWARDS .

The Administrator is authorized, subject to limitations under applicable law, to grant to any Participant a Cash Award, including as a short-term incentive bonus award, whether awarded separately or as a supplement to any Stock Right. The Administrator shall determine the terms and conditions of such Cash Awards. The Administrator acting in its absolute discretion may make Cash Awards subject to one or more Performance Goals that the Administrator deems appropriate for Participants generally or for a Participant in particular, and shall establish the Performance Cycle for satisfying the same. If the Cash Award is a short-term incentive bonus that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the right to receive such Cash Award shall be conditional upon the achievement of objective Performance Goals that have been established by the Administrator in writing not later than the earlier of (i) 90 days after the beginning of a Performance Cycle and (ii) the date by which no more than 25% of a Performance Cycle has elapsed.

The Administrator shall certify in writing the extent, if any, to which the Performance Goals for a Performance Cycle of a short-term incentive bonus that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code have been met and shall determine the Cash Award payable to a Participant based on the extent to which he or she met his or her Performance Goals. If the Administrator

certifies that a Cash Award is payable to a Participant for any Performance Cycle, such Cash Award shall be paid as soon as practical after such certification has been made, but in no event later than 2 1/2 months after the end of the calendar year in which the Performance Cycle ends. However, to the extent permitted by applicable law, no Participant shall have a nonforfeitable right to the payment of a bonus for any Performance Cycle if his or her employment with the Company has terminated for any reason whatsoever (other than death, Disability or retirement) before the date the bonus actually is paid. It is intended that a Cash Award be exempt from the application of Section 409A of the Code as a “short-term deferral.”

10.	EXERCISE OF OPTIONS AND ISSUE OF SHARES .

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such Shares as collateral, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above, or (g) at the discretion of the Administrator, payment of such other lawful consideration as the Board may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 28) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such Option including, but not limited to, pursuant to Section 409A of the Code.

11.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES .

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock-Based Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal note, for full or partial recourse as determined by the Administrator, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

The Company shall then, if required pursuant to the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant, and (iii) any such amendment shall only be made after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant including, but not limited to, pursuant to Section 409A of the Code.

12.	RIGHTS AS A SHAREHOLDER .

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

13.	ASSIGNABILITY AND TRANSFERABILITY .

By its terms, a Cash Award or Stock Right granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution. The designation of a beneficiary of a Cash Award or Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Cash Award or Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Cash Award or Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Cash Award or Stock Right, shall be null and void.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY .

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.	A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

b.	Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

c.	The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

d.	Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option.

e.	A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided however that for ISOs any leave of absence granted by the Administrator of greater than ninety days unless pursuant to a contract or statute that guarantees the right to reemployment shall cause such ISO to become a Non-Qualified Option.

f.	Except as required by law or as set forth in a Participant’s Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE “FOR CAUSE” .

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause” prior to the time that all his or her outstanding Options have been exercised:

a.	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated “for cause” will immediately be forfeited.

b.

For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c.	“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause”, then the right to exercise any Option is forfeited.

d.	Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

16.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY .

Except as otherwise provided in a Participant’s Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

a.	To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

b.	In the event rights to exercise the Option accrue periodically over time, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT .

Except as otherwise provided in a Participant’s Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

a.	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

b.	In the event rights to exercise the Option accrue periodically over time, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

18.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS .

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or Stock-Based Award, such offer shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or Stock-Based Award has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY .

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination “for cause,” Disability, or death for which events there are special rules in Paragraphs 20, 21, and 22, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company’s repurchase rights have not lapsed.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE “FOR CAUSE” .

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause”:

a.	All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

b.	For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c.

“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then the Company’s right to repurchase all of such Participant’s Shares shall apply.

d.	Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

21.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY .

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically over time, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT .

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically over time, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

23.	PURCHASE FOR INVESTMENT .

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a.	The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b.	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

24.	DISSOLUTION OR LIQUIDATION OF THE COMPANY .

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Cash Awards or Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.	ADJUSTMENTS .

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

A. Stock Dividends and Stock Splits . If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraphs 3 and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

B. Corporate Transactions . If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, or, upon a change of control of the Company, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

C. Recapitalization or Reorganization . In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

D. Adjustments to Cash Awards and Stock-Based Awards . Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Cash Award and Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25 and, subject to Paragraph 4, its determination shall be conclusive.

E. Modification of Options . Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to Options shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of any ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6B(d).

26.	ISSUANCES OF SECURITIES .

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.	FRACTIONAL SHARES .

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs .

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.	WITHHOLDING .

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Cash Award or Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 30) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

30.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION .

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.	TERMINATION OF THE PLAN .

The Plan will terminate on February 13, 2018, the date which is ten years from the earlier of the date of its initial adoption by the Board of Directors and the date of its approval by the shareholders. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

32.	AMENDMENT OF THE PLAN AND AGREEMENTS .

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Cash Award or Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Notwithstanding the foregoing, the Administrator shall not allow either (a) the cancellation of outstanding Options or Stock Appreciation Rights and the grant in substitution therefore of new Stock Rights having a lower exercise price or (b) the amendment of outstanding Options or Stock Appreciation Rights to reduce the exercise price thereof without shareholder approval.

33.	EMPLOYMENT OR OTHER RELATIONSHIP .

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.	GOVERNING LAW .

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

MAJESCO ENTERTAINMENT COMPANY

160 Raritan Center Parkway, Suite 1

Edison, New Jersey 08837

(732) 225-8910

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

April 18, 2012

THE BOARD OF DIRECTORS OF MAJESCO ENTERTAINMENT COMPANY SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement in connection with the Annual Meeting of Stockholders to be held on April 18, 2012, at Majesco’s offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837, and hereby appoints Jesse Sutton, our Chief Executive Officer, and Michael Vesey, our Chief Financial Officer, with full power to act alone, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Majesco Entertainment Company registered in the name provided in this Proxy which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR Proposals 1, 2, 3 and 5 and ONE YEAR for Proposal 4.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

1. Election of Class I Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate):

Proposal to elect nominees:

Jesse Sutton	☐	FOR	☐	WITHHOLD VOTE
Louis Lipschitz	☐	FOR	☐	WITHHOLD VOTE

2. To approve an amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the number of shares available for issuance there under in the amount of 3,800,000 shares.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. Advisory Vote on Compensation of Our Named Executive Officers

☐	FOR	☐	AGAINST	☐	ABSTAIN

4. Advisory Vote on the Frequency of Voting on Compensation of Our Named Executive Officers

☐	ONE YEAR	☐	TWO YEARS	☐	THREE YEARS	☐	ABSTAIN

5. Ratify the Appointment of EisnerAmper LLP as Our Independent Public Accountant for the Fiscal Year Ending October 31, 2012.

☐	FOR	☐	AGAINST	☐	ABSTAIN

☑ Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 5 and ONE YEAR for Proposal 4.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date:
Signature:	Date:

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!